Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
March 31, 2022
ICF-NPRT1-0522
1.9882756.105
Nonconvertible Bonds - 52.2%
		Principal Amount (a)	Value ($)
Australia - 2.3%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	1,000,000	1,032,961
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	3,000,000	3,041,336
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	1,330,000	1,563,469
6.75% 12/2/44 (Reg. S) (b)		5,725,000	5,989,781
TOTAL AUSTRALIA			11,627,547
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,400,000	1,438,058
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	3,025,000	3,717,251
7.125% 2/14/24	GBP	985,000	1,385,020
TOTAL BAILIWICK OF JERSEY			5,102,271
Cayman Islands - 0.2%
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	816,000	1,017,182
Czech Republic - 0.1%
CEZ A/S 2.375% 4/6/27 (Reg. S)	EUR	700,000	774,476
Denmark - 0.4%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (b)	GBP	1,595,000	2,006,126
France - 5.7%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		2,830,000	2,517,759
2.5% 3/31/32 (Reg. S) (b)	EUR	4,200,000	4,659,102
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	5,400,000	5,598,001
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	1,000,000	1,219,729
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	800,000	806,739
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	6,500,000	6,949,739
1.5% 10/14/24 (Reg. S)	EUR	1,700,000	1,824,018
1.875% 2/11/28 (Reg. S)	EUR	900,000	891,250
Lagardere S.C.A. 1.75% 10/7/27 (Reg. S)	EUR	1,900,000	2,018,901
Societe Generale 4.75% 11/24/25 (c)		1,220,000	1,230,349
Valeo SA 1% 8/3/28 (Reg. S)	EUR	1,700,000	1,635,399
TOTAL FRANCE			29,350,986
Germany - 2.8%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	2,492,000	2,339,068
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	3,470,000	3,857,881
Deutsche Bank AG 4% 6/24/32 (Reg. S) (b)	EUR	3,800,000	4,208,122
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	2,600,000	2,477,084
ZF Finance GmbH:
2% 5/6/27 (Reg. S)	EUR	700,000	696,605
2.25% 5/3/28 (Reg. S)	EUR	700,000	688,131
TOTAL GERMANY			14,266,891
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	1,550,000	1,570,179
Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	1,000,000	1,001,710
Ireland - 6.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		1,100,000	1,164,829
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	4,160,000	4,497,056
2.25% 4/4/28 (Reg. S) (b)	EUR	5,600,000	6,213,907
2.875% 5/30/31 (Reg. S) (b)	EUR	1,150,000	1,255,858
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	4,630,000	4,753,219
2.375% 10/14/29 (Reg. S) (b)	EUR	2,835,000	3,104,487
3.125% 9/19/27 (Reg. S) (b)	GBP	4,535,000	5,959,607
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		5,107,000	5,079,014
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		1,400,000	1,264,032
TOTAL IRELAND			33,292,009
Italy - 2.1%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	1,400,000	1,467,744
1.75% 7/30/31 (Reg. S)	EUR	500,000	506,250
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	1,950,000	2,025,103
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	2,430,000	2,728,414
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	3,505,000	3,652,966
5.861% 6/19/32 (b)(c)		565,000	555,111
TOTAL ITALY			10,935,588
Luxembourg - 4.1%
ADLER Group SA 1.875% 1/14/26 (Reg. S)	EUR	10,000,000	9,159,529
Alpha Trains Finance SA 2.064% 6/30/30	EUR	1,149,000	1,284,478
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,410,000	5,406,201
1.75% 3/12/29 (Reg. S)	EUR	1,300,000	1,344,118
2.625% 10/20/28 (Reg. S)	GBP	1,120,000	1,373,453
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,675,000	2,634,859
TOTAL LUXEMBOURG			21,202,638
Mexico - 1.3%
Petroleos Mexicanos 6.5% 3/13/27		6,795,000	6,874,841
Netherlands - 3.3%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		1,515,000	1,563,692
5.75% 8/15/50 (Reg. S) (b)		7,125,000	7,313,813
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	970,205
GSK Consumer Healthcare Capital 2.125% 3/29/34 (Reg. S)	EUR	2,050,000	2,299,244
JDE Peet's BV 2.25% 9/24/31 (c)		1,331,000	1,157,199
Technip Energies NV 1.125% 5/28/28	EUR	1,700,000	1,667,622
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	1,250,000	1,273,653
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	800,000	830,183
TOTAL NETHERLANDS			17,075,611
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	1,400,000	1,573,576
Spain - 0.7%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	3,500,000	3,509,289
Sweden - 0.8%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	1,103,000	1,253,749
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	1,456,599
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	450,000	434,356
1.75% 1/14/25 (Reg. S)	EUR	949,000	1,013,007
TOTAL SWEDEN			4,157,711
Switzerland - 2.4%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	2,500,000	2,990,748
4.194% 4/1/31 (b)(c)		2,615,000	2,579,724
6.5% 8/8/23 (Reg. S)		6,850,000	7,021,250
TOTAL SWITZERLAND			12,591,722
United Kingdom - 16.4%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	575,000	702,104
Barclays PLC 2% 2/7/28 (Reg. S) (b)	EUR	750,000	834,251
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	5,685,000	6,736,719
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		5,282,000	5,166,451
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	3,920,000	5,114,347
John Lewis PLC 6.125% 1/21/25	GBP	5,352,000	7,457,205
Lloyds Banking Group PLC 1.985% 12/15/31 (b)	GBP	1,915,000	2,343,512
M&G PLC:
5.625% 10/20/51 (Reg. S) (b)	GBP	3,150,000	4,514,977
6.5% 10/20/48 (Reg. S) (b)		1,620,000	1,763,548
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	3,460,000	4,450,379
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	2,050,000	2,507,678
3.619% 3/29/29 (Reg. S) (b)	GBP	2,600,000	3,455,738
3.622% 8/14/30 (Reg. S) (b)	GBP	760,000	995,702
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	4,310,000	4,452,062
Prudential PLC 2.95% 11/3/33 (Reg. S) (b)		5,500,000	5,061,375
Rolls-Royce PLC 3.375% 6/18/26	GBP	570,000	705,726
SSE PLC 4.75% 9/16/77 (Reg. S) (b)		9,320,000	9,356,255
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	2,185,000	2,521,420
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	880,000	1,144,452
4.5% 9/7/23 (Reg. S)	GBP	1,330,000	1,764,626
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	730,000	760,199
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	1,800,000	2,444,101
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	800,000	1,061,093
6.25% 10/3/78 (Reg. S) (b)		2,660,000	2,733,150
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	800,000	994,711
3.375% 10/16/25 (Reg. S)	GBP	3,885,000	5,121,291
TOTAL UNITED KINGDOM			84,163,072
United States of America - 1.0%
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	1,150,000	1,431,368
Southern Co. 1.875% 9/15/81 (b)	EUR	3,900,000	3,841,856
TOTAL UNITED STATES OF AMERICA			5,273,224
TOTAL NONCONVERTIBLE BONDS (Cost $292,294,029)			268,804,707

U.S. Government and Government Agency Obligations - 4.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 4.8%
U.S. Treasury Bonds 2.5% 2/15/45 (e)	59,000	57,465
U.S. Treasury Notes:
1.25% 9/30/28 (e)(f)	12,000,000	11,135,625
1.5% 2/29/24 (g)	13,500,000	13,303,301
2.625% 2/15/29 (e)	220,000	222,647

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $25,583,728)		24,719,038

Foreign Government and Government Agency Obligations - 5.4%
		Principal Amount (a)	Value ($)
Germany - 5.4%
German Federal Republic:
0% 8/15/31	EUR	660,000	696,142
0% 2/15/32 (Reg. S)	EUR	1,650,000	1,730,210
0% 5/15/35 (Reg. S)	EUR	17,105,000	17,433,022
1.25% 8/15/48	EUR	6,140,000	7,864,214
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $33,369,886)			27,723,588

Preferred Securities - 28.9%
		Principal Amount (a)	Value ($)
Australia - 1.5%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		4,360,000	4,295,776
5.875% (b)(c)(d)		3,305,000	3,383,494
TOTAL AUSTRALIA			7,679,270
Canada - 0.6%
Bank of Nova Scotia:
4.65% (b)(d)		2,015,000	1,944,979
4.9% (b)(d)		1,180,000	1,180,000
TOTAL CANADA			3,124,979
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	970,000	997,948
France - 3.8%
BNP Paribas SA 6.625% (Reg. S) (b)(d)		2,505,000	2,578,021
EDF SA:
5.25% (Reg. S) (b)(d)		10,105,000	10,041,844
5.625% (Reg. S) (b)(d)		1,490,000	1,491,490
Societe Generale 7.875% (Reg. S) (b)(d)		1,310,000	1,368,950
Veolia Environnement SA 2% (Reg. S) (b)(d)	EUR	3,900,000	3,979,752
TOTAL FRANCE			19,460,057
Germany - 2.4%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	11,800,000	12,596,869
Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	2,195,000	2,510,171
Italy - 0.2%
Enel SpA 2.25% (Reg. S) (b)(d)	EUR	1,110,000	1,181,890
Luxembourg - 3.6%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	7,800,000	8,466,961
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	3,520,000	3,251,490
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	6,900,000	6,765,468
TOTAL LUXEMBOURG			18,483,919
Netherlands - 7.5%
AerCap Holdings NV 5.875% 10/10/79 (b)		3,800,000	3,648,000
AT Securities BV 5.25% (Reg. S) (b)(d)		6,500,000	6,412,575
ELM BV for Firmenich International SA 3.75% (Reg. S) (b)(d)	EUR	1,070,000	1,195,524
Stichting AK Rabobank Certificaten NETHERLANDS GOV 10YR BOND INDX + 1.500% 6.5% 12/31/99 (b)(d)(h)	EUR	1,225,075	1,578,854
Telefonica Europe BV:
2.625% (Reg. S) (b)(d)	EUR	1,100,000	1,226,002
3.875% (Reg. S) (b)(d)	EUR	1,900,000	2,120,266
Volkswagen International Finance NV:
3.748% (b)(d)	EUR	800,000	881,510
3.875% (Reg. S) (b)(d)	EUR	5,900,000	6,420,813
4.625% (Reg. S) (b)(d)	EUR	13,000,000	15,028,406
TOTAL NETHERLANDS			38,511,950
Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	2,200,000	2,512,847
Sweden - 1.4%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(d)	EUR	4,990,000	5,206,806
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	2,145,000	2,015,936
TOTAL SWEDEN			7,222,742
Switzerland - 2.0%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		9,515,000	9,836,131
UBS Group AG 7% (Reg. S) (b)(d)		500,000	529,479
TOTAL SWITZERLAND			10,365,610
United Kingdom - 4.7%
Aviva PLC 6.125% (b)(d)	GBP	3,900,000	5,174,467
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	1,550,000	2,041,248
7.125% (b)(d)	GBP	200,000	276,195
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	9,200,000	9,236,081
HSBC Holdings PLC 6.375% (b)(d)		3,160,000	3,269,557
Lloyds Banking Group PLC 5.125% (b)(d)	GBP	280,000	365,983
National Express Group PLC 4.25% (Reg. S) (b)(d)	GBP	890,000	1,141,381
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	2,000,000	2,532,060
TOTAL UNITED KINGDOM			24,036,972
TOTAL PREFERRED SECURITIES (Cost $161,635,709)			148,685,224

Money Market Funds - 8.8%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (i)	32,128,648	32,135,074
Fidelity Securities Lending Cash Central Fund 0.31% (i)(j)	12,902,860	12,904,150
TOTAL MONEY MARKET FUNDS (Cost $45,039,224)		45,039,224

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.0% on a credit default swap with Barclays Bank PLC to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	11,850,000	95,767
Option with an exercise rate of 4.0% on a credit default swap with JPMorgan Chase Bank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 37 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	9,100,000	100,285
Option with an exercise rate of 4.5% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	24,000,000	141,915

TOTAL PURCHASED SWAPTIONS (Cost $1,098,425)				337,967
TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $559,021,001)	515,309,748
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(894,045)
NET ASSETS - 100.0%	514,415,703

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	34	Jun 2022	3,224,622	(142,264)	(142,264)
Eurex Euro-Bund Contracts (Germany)	59	Jun 2022	10,355,540	(241,928)	(241,928)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	Jun 2022	617,951	2,867	2,867
TME 10 Year Canadian Note Contracts (Canada)	166	Jun 2022	17,336,288	(742,411)	(742,411)

TOTAL BOND INDEX CONTRACTS					(1,123,736)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	172	Jun 2022	36,450,563	(434,215)	(434,215)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	436	Jun 2022	50,003,750	(1,228,745)	(1,228,745)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	85	Jun 2022	12,755,313	(388,660)	(388,660)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	149	Jun 2022	20,184,844	(656,641)	(656,641)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	141	Jun 2022	24,974,625	(915,380)	(915,380)

TOTAL TREASURY CONTRACTS					(3,623,641)

TOTAL PURCHASED					(4,747,377)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	166	Jun 2022	23,663,528	295,609	295,609
ICE Long Gilt Contracts (United Kingdom)	50	Jun 2022	7,962,690	33,578	33,578

TOTAL SOLD					329,187

TOTAL FUTURES CONTRACTS					(4,418,190)
The notional amount of futures purchased as a percentage of Net Assets is 34.2%
The notional amount of futures sold as a percentage of Net Assets is 6.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	3,171,000	USD	3,525,201	BNP Paribas	4/04/22	(17,282)
USD	40,025	CAD	50,000	Goldman Sachs Bank USA	4/04/22	30
USD	170,547,000	EUR	150,275,576	JPMorgan Chase Bank, N.A.	4/14/22	4,255,654
AUD	47,000	USD	33,945	BNP Paribas	5/12/22	1,244
CAD	176,000	USD	139,049	Citibank NA	5/12/22	1,713
CAD	1,155,000	USD	924,457	Goldman Sachs Bank USA	5/12/22	(708)
CAD	338,000	USD	266,502	JPMorgan Chase Bank, N.A.	5/12/22	3,824
EUR	567,000	USD	640,154	BNP Paribas	5/12/22	(12,128)
EUR	4,890,000	USD	5,507,852	BNP Paribas	5/12/22	(91,539)
EUR	439,000	USD	478,080	BNP Paribas	5/12/22	8,170
EUR	770,000	USD	842,476	BNP Paribas	5/12/22	10,399
EUR	465,000	USD	517,590	BNP Paribas	5/12/22	(2,542)
EUR	343,000	USD	376,470	Citibank NA	5/12/22	3,447
EUR	466,000	USD	514,084	Royal Bank Of Canada	5/12/22	2,072
GBP	677,000	USD	908,466	Goldman Sachs Bank USA	5/12/22	(19,321)
GBP	285,000	USD	374,125	Goldman Sachs Bank USA	5/12/22	183
GBP	470,000	USD	618,691	JPMorgan Chase Bank, N.A.	5/12/22	(1,411)
GBP	204,000	USD	268,738	State Street Bank And Trust Co	5/12/22	(813)
GBP	36,000	USD	46,901	State Street Bank And Trust Co	5/12/22	380
USD	89,785	AUD	120,000	BNP Paribas	5/12/22	(59)
USD	206,072	AUD	288,000	HSBC Bank USA	5/12/22	(9,552)
USD	208,156	CAD	266,000	Goldman Sachs Bank USA	5/12/22	(4,586)
USD	253,665	CAD	325,000	HSBC Bank USA	5/12/22	(6,264)
USD	309,925	CAD	390,000	HSBC Bank USA	5/12/22	(1,990)
USD	79,671	CAD	101,000	JPMorgan Chase Bank, N.A.	5/12/22	(1,107)
USD	38,088	CAD	48,000	JPMorgan Chase Bank, N.A.	5/12/22	(301)
USD	531,704	CAD	678,000	Royal Bank Of Canada	5/12/22	(10,549)
USD	203,635	CAD	261,000	State Street Bank And Trust Co	5/12/22	(5,109)
USD	500,677	EUR	451,000	BNP Paribas	5/12/22	1,136
USD	357,317	EUR	321,000	BNP Paribas	5/12/22	1,768
USD	447,563	EUR	409,000	HSBC Bank USA	5/12/22	(5,458)
USD	66,892,890	EUR	58,738,000	JPMorgan Chase Bank, N.A.	5/12/22	1,832,896
USD	351,595	EUR	310,000	JPMorgan Chase Bank, N.A.	5/12/22	8,229
USD	2,205,901	EUR	1,975,000	JPMorgan Chase Bank, N.A.	5/12/22	18,331
USD	597,204	EUR	535,000	JPMorgan Chase Bank, N.A.	5/12/22	4,622
USD	451,012	EUR	411,000	JPMorgan Chase Bank, N.A.	5/12/22	(4,224)
USD	1,274,027	EUR	1,159,000	JPMorgan Chase Bank, N.A.	5/12/22	(9,716)
USD	2,116,769	EUR	1,923,000	JPMorgan Chase Bank, N.A.	5/12/22	(13,204)
USD	4,429,120	EUR	3,985,000	JPMorgan Chase Bank, N.A.	5/12/22	15,213
USD	751,578	EUR	682,000	State Street Bank And Trust Co	5/12/22	(3,826)
USD	332,590	EUR	301,000	State Street Bank And Trust Co	5/12/22	(807)
USD	3,261,734	EUR	2,957,000	State Street Bank And Trust Co	5/12/22	(13,529)
USD	1,471,147	EUR	1,336,000	State Street Bank And Trust Co	5/12/22	(8,647)
USD	89,294,634	GBP	65,998,000	Goldman Sachs Bank USA	5/12/22	2,615,397
USD	280,846	GBP	212,000	HSBC Bank USA	5/12/22	2,413
USD	403,353	GBP	302,000	State Street Bank And Trust Co	5/12/22	6,718
USD	3,317,182	GBP	2,515,000	State Street Bank And Trust Co	5/12/22	14,078

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						8,563,245

Unrealized Appreciation						8,807,917
Unrealized Depreciation						(244,672)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	4,800,000	(36,269)	116,833	80,564
Shell International Finance BV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	4,800,000	(165,172)	165,936	764

TOTAL CREDIT DEFAULT SWAPS							(201,441)	282,769	81,328

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,560,292 or 3.4% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,101,073.
(f)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps.  At period end, the value of securities pledged amounted to $342,421.

(g)	Security or a portion of the security is on loan at period end.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	41,502,042	82,449,768	91,816,736	14,958	-	-	32,135,074	0.1%
Fidelity Securities Lending Cash Central Fund 0.31%	-	13,032,390	128,240	7,444	-	-	12,904,150	0.0%
Total	41,502,042	95,482,158	91,944,976	22,402	-	-	45,039,224

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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